Long Term Plan Update November 6, 2023 Cleansing Material Preliminary and Subject to Material Change Exhibit 99.2

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Table of Contents Executive Summary Sep 2023 Long Term Plan Sep 2023 Segment Projections

Executive Summary FY2023E is expected to be at the low-end of our FY2023 August financial guidance range FY2023E revenue reflects the significant impact to Varenicline from multiple competitive entrants in 3Q23, lower Xiaflex demand and lower net price for Supprelin due to unfavorable channel mix, partially offset by higher revenue from other sterile injectable products and Dexlansoprazole due to delayed competition. FY2023E EBITDA and uFCF reflect slightly lower GM% driven by product mix and lower OPEX driven by lower R&D attributable to a shift in timing of spend across multiple projects. 2024E revenue is slightly above while EBITDA and uFCF are slightly below the Feb23 LTP Revenue is slightly higher primarily due to changes in competition on key Generic products, partially offset by the impact of lower 2023 exit demand levels for Xiaflex. EBITDA and uFCF are lower due to lower GM% driven by product mix, partially offset by lower OPEX due to lower G&A from better-than-expected cost savings and lower R&D from portfolio prioritization and updates to project timelines and spending. 2024-27E cumulative revenue, EBITDA and uFCF in the Sep23 LTP are in-line with the Feb23 LTP Cumulative revenue is slightly higher primarily due to changes in competition on key Generic products, partially offset by the impact of lower demand levels for Xiaflex. Cumulative EBITDA and uFCF are slightly higher due to lower OPEX from better-than-expected savings from cost optimization initiatives, partially offset by lower cumulative gross profit due to product mix. Note: uFCF = pre-tax unlevered free cash flow (i.e., EBIDTA less CAPEX, ΔNWC, Δ other assets/liabilities and 1x payments before C11/litigation payments/settlements)

EBITDA Revenue Pre-tax uFCF 2024-28 revenue growth is expected to be driven by investments in our core areas of growth… …while we deliver cost efficiencies that result margin expansion and in solid EBITDA growth… …which is ultimately expected to result in solid pre-tax uFCF and growth post 2024. Note: 2023E results are unaudited and may be subject to adjustment The Sep23 LTP reflects solid revenue growth and margin expansion which will drive strong EBITDA and uFCF growth post 2024 $ million $ million $ million 2024-28E CAGR = 6% 2024-28E CAGR = 11% 2024-28E CAGR = 12%

Table of Contents Executive Summary Sep 2023 Long Term Plan Sep 2023 Segment Projections

There are several key assumptions underpinning the Sep23 LTP Xiaflex is expected to grow to over $700M in 2028 (2024-28 CAGR of 8%) driven by continued response to planned advertising and promotion investment in on-market indications and the expected launch of the plantar fibromatosis indication in 2027. Forecast assumes benefit of favorable Medicare Drug Wastage Rebate ruling. The SI pipeline is expected to drive meaningful growth with over 40 new products expected to be launched between 2024-28. Adrenalin is expected to decline in FY24 due to assumed competition on both the 1mL and 30mL presentations. Varenicline revenue will decline from ~ $160M in 2023 to ~ $30M in 2024 following multiple competitive entries (i.e., 2 entered in 1H23 and 2 entered in 3Q23). Dexlansoprazole is expected to decline in FY24 due to assumed competition. Gross margin % is expected to remain stable over the plan period reflecting a shift in product mix and the impact of our on-going manufacturing network optimization initiatives. Total OPEX expected to remain relatively flat as a % of revenue following a nearly $200M decrease over the last 2 years (2022 to 2024); assumes Endo remains public company ready. The plan assumes long-term incentive compensation programs will continue as currently designed and include an equal mix of cash and equity (i.e., equity compensation assumes certain TEV and net debt level). Pre-tax uFCF excludes C11 fees/expenses and other potential payments for contingent liabilities or settlements. The plan does not contemplate incremental business development opportunities (i.e., no incremental cash flows or consideration)

Sept LTP revenue growth will be driven by Xiaflex and the Sterile pipeline Highlights/Commentary Branded Specialty Products growth is expected to be driven by continued growth in Xiaflex resulting from ongoing promotional spend to increase underlying demand and improving market conditions. Sterile Injectables growth is expected to be driven by the launch of ready-to-use and other differentiated pipeline products that are in development and will be partially offset by continued erosion of on-market products. Established Brands and Generics declines are expected as a result of continued competitive pressures and limited contribution from Gx new product pipeline. International growth is expected to be driven by new product launches. Note: 2023 results are unaudited and may be subject to adjustment

Consistently high gross margins are expected over the forecast horizon Highlights/Commentary Branded gross profit increases as Xiaflex increases; however, GM% remains relatively stable as higher margin specialty products are offset by erosion of Established brands. Sterile gross profit and GM% decrease in FY24 with Vasostrict and Adrenalin decreases and then begin to grow/expand driven by new products launches. Generic gross profit and GM% declines through 2024 are the result of continued competitive pressures (i.e., Varenicline); thereafter, GM% remains relatively stable as savings from the Gx manufacturing network optimization initiatives are expected to be fully realized in 2024. Note: 2023 results are unaudited and may be subject to adjustment

EBITDA and unlevered FCF are expected to grow significantly faster than revenue over the next 5 years Highlights/Commentary Revenue growth is primarily driven by Xiaflex and the Sterile new product launches. High gross margins remain stable over time and reflect shift in product mix and benefit from manufacturing efficiencies through on-going network optimization initiatives. OPEX declines in 2024 due to the benefit of simplification initiatives and lower A&P; OPEX as % sales remains relatively flat thereafter. CAPEX primarily reflects investments in internal manufacturing network. Δ NWC is consistent with change in mix of revenue and expenses. Other declines in 2024 due to 1x payments in 2023 (i.e., employee severance and retention) and remains relatively flat thereafter (i.e., excludes C11 costs). Note1: Unlevered FCF excludes cash taxes which are expected to increase over time based on jurisdictional mix of pre-tax income and potential tax reform (i.e., Ireland) that may limit certain deductions. The impact of claims filed by the IRS has not been considered Note2: 2023E results represent the Oct LBE; the results are unaudited and may be subject to adjustment

Revenue and EBITDA growth is expected to be driven by the Branded and Sterile segments Highlights/Commentary Branded growth is expected to be driven by growth in Xiaflex on-market indications (PD and DC) and the launch of new indications (PFI) in 2027. Sterile Injectables growth starting in 2025 is expected to be driven by new product launches. Generic decline is the result of Varenicline LOE and other portfolio competitive pressures with limited new product launches. International growth is expected to be driven by new product launches. Corporate OPEX reflects certain corporate expenses not allocated to segments. Note: 2023E results are unaudited and may be subject to adjustment

The LTP reflects uncertainties related to several opportunities and risks

Area	Key Opportunity	Key Risk
Xiaflex PD+DC	▪ Faster than expected rate of demand growth	▪ Slower than expected rate of growth
Vasostrict	▪ Better than expected RTU bottle performance	▪ Accelerated competition on RTU bottle
Adrenalin	▪ Slower erosion; delayed competition on 30ml and/or 1mL vial presentations	▪ Timing and extent competition on 30ml and /or 1mL vials
Varenicline	▪ Slower than expected erosion	▪ Accelerated and more aggressive competition (i.e., timing of new entrants, steeper price erosion)
Sterile and Generic Launches	▪ Faster approvals/launches ▪ Better than expected performance from new launches (higher price / market share)	▪ Delays in approvals/launches ▪ Lower than expected performance from new launches (lower price / market share)
COGS + OPEX	▪ Enhanced yields or production efficiencies realized ▪ Potential further SG&A efficiencies	▪ Delayed approval of Indore or product transfers ▪ Additional costs to attract/retain team members.
Bus Dev	▪ Potential additional revenue and EBITDA from new opportunities	▪ Near-term cash consideration requirements to acquire or license rights to new opportunities

The key opportunities and risks listed are not intended to be mutually exclusive nor collectively exhaustive of all potential opportunities and risks that may exist now or in the future.

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Table of Contents Executive Summary Sep 2023 Long Term Plan Sep 2023 Segment Projections

The Branded portfolio is expected to deliver solid and sustainable revenue and EBITDA growth Highlights/Commentary Revenue growth is expected to be driven by continued growth in Xiaflex on-market and pipeline indications and will be offset by continued erosion of the Other Specialty due to LOE events (i.e., Nascobal, Aveed) and competition on Established Brands portfolio. GM% remains relatively stable as Xiaflex higher margin is offset by erosion of Other Specialty and Established brands. OPEX reflects continued investment to support the growth of Xiaflex on-market indications, development of new Xiaflex indications, the expected launch of PFI indication in 2027; OPEX as % to sales expected to decline over the forecast period. Note: 2023E results are unaudited and may be subject to adjustment

The Sterile Injectables pipeline has the potential to deliver solid growth Highlights/Commentary Sterile Injectables decline in 2024 is primarily driven by the decline in Vasostrict and Adrenalin due to the impact of competition; however, 2025-28 growth is expected from the launch of ready-to-use and other differentiated pipeline products that are in development. SG&A is expected to remain relatively constant as commercial capabilities can be leveraged across expanding portfolio. Continuous R&D investment will be necessary to sustain the new product development and revenue growth. Note: 2023E results are unaudited and may be subject to adjustment

~45 new Sterile product candidates, of which ~ 60% are RTU products, are in development and expected to launch over the next 5 years Projects typically require 3-5 years from initiation to launch. A robust process exists to continuously identify, screen and evaluate potential new opportunities to add to the development funnel. Future business development can be used to supplement internal development efforts; however, future business development is not currently reflected in the forecast Cumulative SI Pipeline Risk Adjusted Revenue by Year # SI Pipeline Candidates by Expected Launch Year $ million Note: 2023E results are unaudited and may be subject to adjustment

Generics revenue and EBITDA is expected to decline as a result of limited growth investment in the portfolio Highlights/Commentary Generics revenue is expected to decline as existing key products (i.e., Varenicline and Dexlansoprazole) lose exclusivity/face competition. Limited additional opportunities exist within the current generic pipeline to offset expected continued erosion from competitive and pricing pressures. Gross profit/margin reflects impact of manufacturing optimization which is being offset by continued price erosion. OPEX is expected to decline in 2024 primarily due to a reduction in R&D as the current pipeline approaches approval with limited investment thereafter for targeted and opportunistic opportunities. Note: 2023E results are unaudited and may be subject to adjustment

The International portfolio is expected to grow but is not expected to be meaningful contributor to revenue or EBITDA Highlights/Commentary International revenue expected to remain relatively flat through 2024 and then grow as a result of product launches in 2022-23 (i.e., Xydalba – antibacterial and Cenobamate – epilepsy). OPEX is expected to remain relatively flat as current infrastructure can support growth in revenue. Note: 2023E results are unaudited and may be subject to adjustment